SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑ Definitive Information Statement

FLAGSHIP GLOBAL HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

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FLAGSHIP GLOBAL HEALTH, INC.

220 West 42nd Street, 23rd Floor

New York, NY 10036

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO ALL STOCKHOLDERS:

This Information Statement is first being mailed on or about April 30, 2007 to the holders of record of the common stock, par value $0.001 (the “Common Stock”) of Flagship Global Health, Inc. (“we”, “us” or the “Company”) as of the close of business on April 20, 2007 (the “Record Date”). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding Common Stock, dated April 20, 2007 (the “Written Consent”).

The Written Consent authorized, effective following the twentieth (20) day after the mailing of this Information Statement to the stockholders of the Company, the following:

(1) An amendment to the Company’s Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of the Company’s authorized stock to 200,000,000 shares by increasing the authorized shares of Common Stock from 125,000,000 shares to 175,000,000 shares of Common Stock and by increasing the authorized shares of preferred stock, par value $0.001 (the “Preferred Stock”) from 5,000,000 shares to 25,000,000 shares of Preferred Stock.

(2) To adopt the Company’s Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”) and increase the number of shares reserved for issuance under the Plan from 9,000,000 shares of Common Stock to 19,622,000 shares of Common Stock.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware (the “DGCL”) and the Company's Bylaws to approve the Amendment and the Plan proposals. Accordingly, the Amendment and the Plan proposals shall not be submitted to the Company's other stockholders for a vote.

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated there under, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the DGCL of the action taken in connection with the Written Consent.

Only one Information Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 220 West 42nd Street, 23rd Floor, New York, NY 10036, Attn: Philip Barak.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date: April 26, 2007

Fred F. Nazem,
Chairman of the Board of
Directors and Chief Executive Officer

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INFORMATION STATEMENT

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to stockholders of the Company in connection with the prior receipt by the Board of Directors (the “Board”) of approval by Written Consent of the holders of a majority of the Company's Common Stock of proposals to approve the Amendment and the Plan (the “Proposals”).

The Board believes it is in the best interests of the Company to adopt the Amendment to enable additional equity financings, debt financings and stock based acquisitions that may occur in the future.

The Board also believes it is in the best interests of the Company to adopt the Plan in order to create a means by which to grant equity to employees and consultants so as to more closely tie their interests to that of the stockholders.

This Information Statement is being first sent to stockholders on or about April 30, 2007. The proposal regarding the Amendment shall be effective upon the filing of the Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which will occur after the twentieth (20) day from the mailing of the Information Statement. The proposal regarding the Plan will become effective following the twentieth (20) day after the mailing thereof.

Meeting Not Required

The Proposals were approved by the Written Consent. No further vote is required to approve the Proposals.

Furnishing Information

This Information Statement is being furnished to all holders of Common Stock of the Company. The Company’s filings may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the EDGAR Archives and are incorporated herein by reference. The Company is presently current in the filing of all reports required to be filed by it.

Dissenters Rights of Appraisal

There are no dissenters’ rights of appraisal applicable to the action authorized by the Written Consent.

Proposals by Security Holders

No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

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Voting Securities and Principal Holders Thereof

The Proposals require the approval of a majority of the outstanding shares of Common Stock. Each holder of Common Stock is entitled to one (1) vote for each share held. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on the Record Date. As of the Record Date, the Company had 59,096,067 shares of Common Stock issued and outstanding. The Company does not currently have any shares of Preferred Stock outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of April 20, 2007, each person known by us to be the beneficial owner of five percent or more of the Company’s Common Stock, all directors individually and all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner*	Amount of Beneficial Ownership	Percentage of Class

Fred Nazem	22,356,351 (1)	36.73%

Stephen J. O’Brien, MD 300 North Street Greenwich, CT 06830	11,316,230 (2)	19.15%

Laurus Master Fund, Ltd. c/o M&C Corporate Services Limited P.O. Box 309 GT Ugland House George Town South Church Street Grand Cayman, Cayman Islands	7,778,536 (3)	12.10%

John H. Flood, III	3,710,034 (4)	6.13%

Benjamin Safirstein, MD	2,188,568 (5)	3.69%

Richard Howard	752,083 (8)	1.27%

Philip Barak	668,750 (6)	1.13%

Brian Stafford	164,423.28%

Richard Torykian	87,500 (7)	.15%

Michael Holland	164,423 (7)	.28%

Michael Huckabee	75,000 (8)	.13%

Barbara McNeil, MD	75,000 (8)	.13%

All Directors and Officers as a Group (10 persons)	30,242,632	47.92%

*Except as otherwise noted, the address is that of the Company
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(1)
Includes 372,263 shares held by Nazem, Inc., a company that Mr. Nazem owns 100%, the conversion of a $1,000,000 Secured Convertible Term Note at $0.90 per share into 1,111,111 shares of common stock, the exercise of 499,230 common stock warrants exercisable at $0.92 per share, 162,500 vested options exercisable at $0.99 per share, 25,944 shares held in the Alexander Gharib Nazem Trust and 25,944 shares held in the Taraneh Gharib Nazem Trust, Mr. Nazem’s children. Susie Gharib Nazem, Mr. Nazem’s wife is the Trustee of the Trusts. Mr. Nazem disclaims beneficial ownership of the shares held in trust for his children.

(2)	Dr. O’Brien has entered into a Voting Trust Agreement whereby the Board has the right to vote all of the shares owned by Dr. O’Brien.

(3)
Includes the conversion of a $4,100,000 Secured Convertible Term Note at $0.90 per share into 4,555,555 shares of common stock and the exercise of 621,118 common stock warrants exercisable at $0.92 per share.

(4)
Includes the conversion of a $500,000 Secured Convertible Term Note at $0.90 per share into 555,556 shares of common stock and the exercise of 249,617 common stock warrants exercisable at $0.92 per share held by OldIron Sports and Entertainment Company, Inc., of which Mr. Flood is a 50% owner, and 600,000 vested options exercisable at $0.20 per share, and 25,000 vested options exercisable at $0.90 per share.

(5)
Includes the conversion of a $50,000 Secured Convertible Term Note at $0.90 per share into 55,556 shares of common stock and the exercise of 13,441 common stock warrants exercisable at $0.92 per share, 100,000 vested options exercisable at $0.20 per share, 25,000 vested options exercisable at $0.90 per share and 1,300,000 shares held by the Safirstein Family Trust 1991 for the benefit of Dr. Safirstein’s children. Sheila Safirstein, Dr. Safirstein’s wife, is the Trustee of the Trust. Dr. Safirstein disclaims beneficial ownership of these shares.

(6)	Includes 100,000 vested options exercisable at $0.035 per share and 68,750 vested options exercisable at $0.90 per share.

(7)	Includes 62,500 options exercisable at $0.20 per share and 25,000 vested options exercisable at $2.00 per share.

(8)	Includes 50,000 vested options exercisable at $0.90 per share and 25,000 vested options exercisable at $2.00 per share.

There are no arrangements, known to the Company, including any pledge by any person, of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PROPOSAL 1

TO AMEND THE
CERTIFICATE OF INCORPORATION

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General

The Board has determined that it would be in the best interests of the Company to increase the number of authorized shares to 200,000,000 shares by increasing the authorized shares of Common Stock from 125,000,000 shares to 175,000,000 shares of Common Stock and by increasing the authorized shares of Preferred Stock from 5,000,000 shares to 25,000,000 shares of Preferred Stock. The proposed Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

Purpose for the Amendment

The increase in the number of authorized shares of stock would provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financings and stock based acquisitions that may occur in the future. As has been previously disclosed in the Company’s filings, the Company is continuously in the process of evaluating and negotiating potential acquisitions. It is anticipated that such acquisitions would result in the issuance of shares of the Company’s common stock, however, none of the potential transactions, currently under consideration, would result in more than the current number of authorized shares of the Company’s common stock being issued. In addition, the Company continues to seek financing to fund its operations. It is anticipated that these financings will necessitate the issuance of shares of the Company’s common stock, however, currently, no definitive terms have been agreed to.

Having a substantial number of authorized, but unissued shares of stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of stock may, depending upon the circumstances under which these shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of stock by existing stockholders.

It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of stock that would become authorized by the Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. When issued, the additional shares of stock authorized by the Amendment will have the same rights and privileges as the shares of stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when additional shares are issued. The additional shares of Preferred Stock have no designated rights at this time.

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PROPOSAL 2

THE AMENDED AND RESTATED 2006 STOCK OPTION AND GRANT PLAN

General

On August 14, 2006, the Board adopted the Plan and on April 20, 2007, the Board increased the number of shares of common stock reserved under the Plan from 9,000,000 to 19,622,000 shares, subject to the receipt of stockholder approval of the Plan. The Written Consent provides the necessary stockholder approval of the Plan.

The Board believes it is important to adopt the Plan so as to provide a mechanism to grant stock options and other stock awards to directors, employees and consultants as an incentive and to tie their interests closer to those of our stockholders. In addition, the Board believes it is important to have reserved a sufficient number of shares to support stock option grants and awards for the foreseeable future. The Plan will become effective on the 21st day following the mailing of this Information Statement to the Company’s stockholders.

Following is a summary of the material provisions of the Plan. The summary does not purport to be a complete statement of the Plan, and while references are made to the full text of the Plan, the full Plan is attached for your review hereto as Exhibit B. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Plan.

Summary Description of the Plan

PURPOSE. The purpose of the Plan is to encourage and enable the employees, directors and consultants of the Company, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

ADMINISTRATION. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board consisting of not less than two (2) directors (the “Committee”); provided, however, that if each member of the Committee is not a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act, then any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including, without limitation, number of shares of Stock to be covered by any Award, and the employees, directors and consultants of the Company to whom Awards may from time to time be granted. All decisions and interpretations of the Committee shall be binding on all persons, including the Company, the Company’s stockholders and grantees.

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ELIGIBILITY. Awards may be granted to employees, directors and consultants (including prospective employees, directors and consultants to whom Awards are granted in connection with written offers of employment or other Service Relationship with the Company) of the Company who are responsible for, or contribute to, the management, growth or profitability of the Company as are selected from time to time by the Committee in its sole discretion.

STOCK ISSUEABLE. The maximum aggregate number of shares of Stock reserved and available for issuance under the Plan shall be 19,622,000 shares of Stock. All such shares of Stock available for issuance under the Plan shall be available for issuance as Incentive Stock Options. The foregoing share numbers are subject to adjustment as provided in the Plan. For purposes of the Plan, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury. The maximum number of shares of Stock that may be awarded to any one grantee during any calendar year shall not exceed 1,000,000.

VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Company’s Restricted Stock Agreement.

TRANSFERABILITY. The Plan provides, with limited exceptions, no Stock Option shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the grantee’s lifetime, only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.

STOCK OPTIONS. Any Stock Option granted under the Plan shall be pursuant to an Option Agreement which shall be in such form as the Committee may from time to time approve. Option Agreements need not be identical. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary provided, however, that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences service with the Company, with an exercise price determined as of such date in accordance with the Plan. Non-Qualified Stock Options may be granted to employees, directors, and Consultants of the Company. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

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OPTION TERM, EXERCISE PRICE. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. If an Incentive Stock Option is granted to a 10% Owner Optionee, the term of such Stock Option shall be no more than five (5) years from the grant date. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the grant date in the case of Incentive Stock Options.

AMENDMENT AND TERMINATION. The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of Stock for which Awards granted under this Plan may be issued (except by operation of Section 3(b) of the Plan); (b) amend the Plan in any other manner which the Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule or regulation to become effective even though such stockholder approval is not expressly required by this Plan; or (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan. No termination or amendment of the Plan shall affect any outstanding Award unless expressly provided hereunder or as determined by the Board. Nothing in the Plan shall limit the Board’s or Committee’s authority to take any action permitted pursuant to the Plan. The Plan shall continue in effect until the earlier of: (i) ten (10) years after the New Effective Date, (ii) its termination by the Board, or (iii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreement and Restricted Stock Agreement have lapsed.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

TAX WITHHOLDING. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, foreign, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. Subject to approval by the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

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RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at par value or such greater purchase price as determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or, if permitted by the Committee at the time of grant of such Award, by promissory note, in a form approved by the Committee; provided that at least so much of the purchase price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Agreement. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

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REQUIRED VOTES

The Proposals were approved pursuant to the Written Consent. No further vote is required to approve the Proposals.

Votes Obtained

The following individuals own the number of shares and percentages set forth opposite their names and executed the Written Consent:

Name of Owner	Amount of Ownership	Percentage of Class
Fred Nazem	20,526,696	35.1%
Stephen J. O’Brien, MD	11,316,230	19.4%
John H. Flood, III	1,707,899	2.9%
Benjamin Safirstein, MD	744,425	1.3%

Total	34,295,250	58.7%

Interest of Certain Persons in Favor of or in Opposition of the Amendment and the Plan

No officer or director will receive any direct or indirect benefit from the Company’s proposed Amendment or Plan.

By Order of the Board of Directors

Fred F. Nazem, Chairman of the Board of Directors and Chief Executive Officer

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EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FLAGSHIP GLOBAL HEALTH, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Flagship Global Health, Inc., a Delaware corporation, hereby certifies as follows:

1. The name of the corporation (hereinafter called the “Corporation”) is Flagship Global Health, Inc. The date of the filing of the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware was February 5, 1993.

2. The Amended and Restated Certificate of Incorporation, filed on June 27, 2006, is hereby amended by striking out Article FOURTH, Section A thereof and by substituting in lieu of Article FOURTH, Section A, the following Article FOURTH, Section A:

“FOURTH: The amount of total authorized capital stock of this Corporation shall be Two Hundred Million shares, divided as follows: (i) One Hundred Seventy Five Million shares of Common Stock, with $0.001 par value (the “Common Stock”), and (ii) Twenty Five Million shares of Preferred Stock, with $0.001 par value (the “Preferred Stock”).

3. The Amendment of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed this 21st day of May, 2007.

/s/  Philip E. Barak
Philip E. Barak
Corporate Secretary,
Vice President and Chief Financial Officer

EXHIBIT B

Flagship Global Health, Inc.

Amended and Restated 2006 Stock Option and Grant Plan

SECTION 1. GENERAL PURPOSE OF THE PLAN, DEFINITIONS

The name of the plan is the Flagship Global Health, Inc. Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”), and the Plan hereby amends and restates the Flagship Healthcare Management, Inc. 2004 Stock Option and Grant Plan in its entirety. The purpose of the Plan is to encourage and enable the employees, directors and Consultants (as defined below) of Flagship Global Health, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with and further the interests of the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended.

“Award” or “Awards” shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards, or any combination of the foregoing.

“Board” means the Board of Directors of the Company or its successor entity.

“Code” means the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations.

“Committee” has the meaning specified in Section 2.

“Company” has the meaning specified in the first paragraph of Section 1.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an employee or director) to the Company or its Subsidiaries, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Act.

“Disability” has the meaning specified in Code Section 22(c)(3).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of the Stock means: (i) if the Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Stock, the closing or last price of the Stock on the Composite Tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date; (ii) if the Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Stock for the date referred to in clause (i), and if bid and asked prices for the Stock are regularly reported, the mean between the bid and the asked price for the Stock at the close of trading in the over-the-counter market for the applicable date, or if the applicable date is not a trading day, the trading day on which Stock was traded immediately preceding the applicable date; and (iii) if the Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Board, in good faith, shall determine. For purposes of this definition, when determining the Fair Market Value for the grant of an Award, "applicable date", as referenced above, means the date of grant of the Award.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422(b) of the Code.

“New Effective Date” has the meaning specified in Section 13.

“Non-Qualified Stock Option” means any Stock Option that is not designated as an Incentive Stock Option or which does not qualify as an Incentive Stock Option.

“Option” or “Stock Option” means any right to purchase shares of Stock granted pursuant to Section 5.

“Option Agreement” means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of the Option granted to the grantee and any shares of Stock acquired upon the exercise thereof. An Option Agreement may consist of a “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

“Option Shares” means the shares of Stock which are issuable upon exercise of a Stock Option.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations other than the Company owns stock or other interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Plan” has the meaning specified in the first paragraph of Section 1.

“Restricted Stock” has the meaning specified in Section 6(a).

“Restricted Stock Agreement” means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of Restricted Stock Award granted to the grantee and any shares of Restricted Stock acquired upon the exercise thereof.

“Restricted Stock Award” means any Awards of Restricted Stock hereunder.

“Service Relationship” means the grantee’s employment or service with the Company or its Subsidiaries, whether in the capacity of an employee, director or a Consultant. Unless otherwise determined by the Committee, a grantee’s Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the grantee renders service to the Company or a transfer between locations of the Company or its Subsidiaries or a transfer between the Company and any Subsidiary, provided that there is no interruption or other termination of the Service Relationship. Subject to the foregoing and Section 9 below, the Company, in its discretion, shall determine whether the grantee’s Service Relationship has terminated and the effective date of such termination. The Committee shall have the sole discretion to determine the reason for the termination of the grantee’s Service Relationship.

“Stock” means the common stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 3.

“Subsidiary” means any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Transaction” has the meaning specified in Section 3(c).

“Unrestricted Stock” has the meaning specified in Section 7(a).

“Unrestricted Stock Award” means any Award of Unrestricted Stock hereunder.

“10% Owner Optionee” means an individual who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board consisting of not less than two (2) directors (the “Committee”); provided, however, that if each member of the Committee is not a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act, then any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board. Notwithstanding the foregoing, after the end of the reliance period as defined in Treasury Regulation 1.162-27(f), to the extent applicable, Awards granted to “Covered Employees” which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m) of the Code shall be approved by a Committee composed solely of two or more “Outside Directors” (each within the meaning of Section 162(m) of the Code). All references herein to the Committee shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the employees, directors and Consultants of the Company and its Subsidiaries to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the type of Award to be granted which shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards, or any combination of the forgoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

(vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

(vii) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(viii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

(ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company, the Company’s stockholders and grantees.

(c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer, President and/or the Chief Financial Officer of the Company all or part of the Committee’s authority and duties with respect to the granting of Awards at Fair Market Value to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum aggregate number of shares of Stock reserved and available for issuance under the Plan shall be 19,622,000 shares of Stock. All such shares of Stock available for issuance under the Plan shall be available for issuance as Incentive Stock Options. The foregoing share numbers are subject to adjustment as provided in Section 3(b). For purposes of this Section 3(a), the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury. The maximum number of shares of Stock that may be awarded to any one grantee during any calendar year shall not exceed 1,000,000.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price per share for each outstanding Restricted Stock Award, and (iv) the exercise price of any Stock Option, provided such exercise price may not be less than the par value of the Stock subject to such Stock Option, and/or the repurchase price for each share of Stock subject to any then outstanding Stock Option under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to the Stock Option) as to which such Stock Option remains exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may either make a cash payment in lieu of fractional shares or round any resulting fractional share down to the nearest whole number.

To the extent that the Committee, in its sole discretion, determines it is necessary in order to avoid distortion in the operation of the Plan, the Committee shall also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, and certain acquisitions or dispositions of stock or property or other similar events, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. Upon the effectiveness of (i) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Parent or Subsidiary of the Company) as a result of which the holders of the Company’s outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, or (ii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity (in each case, a “Transaction”), unless provision is made in connection with the Transaction for the assumption of all outstanding Awards, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above (an “Assumption”), this Plan and all outstanding Awards granted hereunder, except with respect to specific Awards as the Committee otherwise determines, shall terminate. In the event of such termination, each grantee shall be permitted to exercise for a period of at least ten (10) days prior to the anticipated effective date of the Transaction all outstanding Awards held by such grantee which are then vested and exercisable; provided, however, that the grantee may, but will not be required to, condition such exercise upon the effectiveness of the Transaction.

(d) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, any outstanding Awards issued under the Plan shall be terminated if not exercised prior to such event.

(e) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or Consultants of another company in connection with a merger or consolidation of such company with the Company (or any Parent of the Company or any Subsidiary of the Company) or the acquisition by the Company (or any Parent of the Company or any Subsidiary of the Company) of property or stock of such company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a) above.

SECTION 4. ELIGIBILITY

Awards may be granted to employees, directors and Consultants (including prospective employees, directors and Consultants to whom Awards are granted in connection with written offers of employment or other Service Relationship with the Company or its Subsidiaries) of the Company and its Subsidiaries who are responsible for, or contribute to, the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be pursuant to an Option Agreement which shall be in such form as the Committee may from time to time approve. Option Agreements need not be identical.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary provided, however, that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences service with the Company or its Subsidiaries, with an exercise price determined as of such date in accordance with Section 5(a)(i) below. Non-Qualified Stock Options may be granted to employees, directors, and Consultants of the Company or its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

(a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the grant date in the case of Incentive Stock Options. If an Incentive Stock Option is granted to a 10% Owner Optionee, the exercise price per share for the Stock covered by such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price per share set forth above if the Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under Section 424(a) of the Code.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. If an Incentive Stock Option is granted to a 10% Owner Optionee, the term of such Stock Option shall be no more than five (5) years from the grant date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. A grantee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights which the record date is prior to the date such certificate is issued, expect as provided in Section 3(b).

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Payment of the exercise price may be made by one or more of the following methods to the extent provided in the Award agreement:

(A) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the exercise price of such Option Shares;

(B) if permitted by the Committee, (x) by having the Company withhold from the Option Shares shares having a Fair Market Value equal to the aggregate purchase price of the Option Shares, (y) through the delivery (or attestation to ownership) of shares of Stock that have been purchased by the grantee on the open market or that have been held by the grantee for at least six (6) months and are not subject to restrictions under any plan of the Company, and (z) by the grantee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the grantee chooses such payment procedure, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(C) a combination of the payment methods set forth in clauses (A) and (B) above, if applicable.

Payment instruments will be received subject to collection. No certificates for Option Shares so purchased will be issued to the grantee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including, without limitation, obtaining from grantee payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the grantee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price. If the grantee is paying the exercise price by delivery of previously owned shares of Stock by the attestation method set forth in clause (B)(y) above, the shares of Stock transferred to the grantee upon the exercise of the Stock Option shall be net of the number of the shares of Stock delivered.

(b) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all option plans of the Company, its Parent and/or its Subsidiaries) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the grantee may designate which portion shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

(c) Non-transferability of Options. No Stock Option shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the grantee’s lifetime, only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement regarding a given Option that the grantee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, or to limited liability companies in which such family members are the only members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option Agreement.

(d) Right of First Refusal and Repurchase Rights. Shares of Stock issued pursuant to Options may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Committee and set forth in the applicable Option Agreement. The Company shall have the right to assign to any person at any time any repurchase right it may have, whether or not such rights is then exercisable.

SECTION 6. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at par value or such greater purchase price as determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or, if permitted by the Committee at the time of grant of such Award, by promissory note, in a form approved by the Committee; provided that at least so much of the purchase price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Agreement. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of the Restricted Stock Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Agreement. Shares of Stock issued pursuant to a Restricted Stock Award may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Committee and set forth in the applicable Restricted Stock Agreement. The Company shall have the right to assign to any person at any time any repurchase right it may have, whether or not such right is then exercisable.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Agreement.

(e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS

(a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such greater purchase price determined by the Committee) an Unrestricted Stock Award to any grantee, pursuant to which such grantee may receive shares of Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b) Elections to Receive Unrestricted Stock in Lieu of Compensation. Upon the request of a grantee and with the consent of the Committee, such grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such grantee in the form of shares of Unrestricted Stock either currently or on a deferred basis.

(c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, foreign, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.

(b) Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 9. LEAVE OF ABSENCE

For purposes of the Plan, the following events shall not be deemed a termination of the Service Relationship:

(a) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave, the grantee's Service Relationship shall be deemed to have terminated unless the grantee's right to return to service is guaranteed either by a statute or by contract; and

(b) notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the grantee’s Option Agreement or Restricted Stock Agreement.

SECTION 10. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of Stock for which Awards granted under this Plan may be issued (except by operation of Section 3(b)); (b) amend the Plan in any other manner which the Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule or regulation to become effective even though such stockholder approval is not expressly required by this Plan; or (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan. No termination or amendment of the Plan shall affect any outstanding Award unless expressly provided hereunder or as determined by the Board. Nothing in this Section 10 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Plan shall continue in effect until the earlier of: (i) ten (10) years after the New Effective Date, (ii) its termination by the Board, or (iii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreement and Restricted Stock Agreement have lapsed.

SECTION 11. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless: (a) a registration statement under the Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award, or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(b) Delivery of Stock Certificates. Stock certificates issued under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements, including trusts, and such arrangements as may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or service with the Company or any Parent or Subsidiary of the Company or interfere in any way with the right of the Company or its Parent or Subsidiaries to terminate the grantee’s employment or service at any time.

(d) Trading Policy Restrictions. Sale of Stock received pursuant to this Plan or upon exercise of an Award under the Plan shall be subject to any insider-trading-policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Conflict with Agreement, Notice. In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any Restricted Stock Agreement, Option Agreement or Notice of Grant of Stock Option, the terms and provisions of this Plan shall govern.

SECTION 13. EFFECTIVE DATE OF PLAN

The Plan is hereby amended and restated as of May 21, 2007 (the “New Effective Date”), the date on which the Board adopted the Plan, subject to approval by the stockholders of the Company in the manner and within the time required under Section 422(b)(2) of the Code. Any increase in the maximum aggregate number of shares of Stock issuable under the Plan pursuant to Section 3 shall be approved by stockholders of the Company within twelve (12) months of approval of such increase by the Board in accordance with applicable law. Subject to such approvals by the stockholders and to the requirement that no shares of Stock may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 14. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by the laws of the State of Delaware, applied without regard to conflict of law principles thereof.